Statements of Net Assets Available for Benefits - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Investments:
Plan's interest in Master Trust	$ 1,573,200,218	$ 1,384,178,373
Receivables:
Participant contributions	0	1,145,026
Company contributions	1,014,320	1,698,226
Notes receivable from participants	14,020,856	11,054,748
Total receivables	15,035,176	13,898,000
Total assets	1,588,235,394	1,398,076,373
Net assets available for benefits	$ 1,588,235,394	$ 1,398,076,373